SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 23, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-9)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

Incorporation of Certain Documents by Reference

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (filed with the Securities and Exchange Commission (the "SEC") on March 26, 2002; SEC File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002, and for the periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the SEC on May 13, 2002), the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2002, and for the periods ending June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (filed with the SEC on August 14, 2002), and the Current Reports on Form 8-K of Ambac Financial Group, Inc. filed with the SEC on January 25, 2002, April 18, 2002, July 19, 2002 and August 14, 2002, as they related to Ambac Assurance Corporation and subsidiaries, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-72082) of the registrant; and (iii) the prospectus supplement included in the prospectus dated August 23, 2002, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits



Item 601 (a)
of Regulation S-K
Exhibit No.                        Description
------------------                 -----------

 EX-23 Consent of KPMG LLP, independent Certified Public Accountants of Ambac Assurance Corporation and subsidiaries in connection with Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2002-9

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: August 23, 2002

                               INDEX TO EXHIBITS


Exhibit No.                        Description
------------------                 -----------

 EX-23 Consent of KPMG LLP, independent Certified Public Accountants of Ambac Assurance Corporation and subsidiaries in connection with Citicorp Mortgage Securities, Inc., REMIC Pass-Through Certificates, Series 2002-9